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                                                                 Exhibit 10.16.9
                                                                 ---------------

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of November 5,
                                        ---------
2001, between IWO Holdings, Inc., a Delaware corporation ("Holdings"), and John
                                                           --------
S. Stevens (the "Optionee").
                 --------

                                    RECITALS
                                    --------

     WHEREAS, Holdings has adopted the IWO Holdings, Inc. Stock Incentive Plan (as amended from time to time, the "Plan"), a copy of which is attached hereto
                                    ----
as Exhibit 1.

     WHEREAS, Optionee is an employee of Holdings, and Holdings desires to grant the Optionee the opportunity to acquire a proprietary interest in Holdings to encourage the Optionee's contribution to the success and progress of Holdings.

     WHEREAS, in accordance with the Plan, the Committee (as defined in the
Plan) has granted to the Optionee a non-qualified option to purchase shares of Class B Common Stock, $0.01 par value, of Holdings (the "Class B Common Stock")
                                                         --------------------
subject to the terms and conditions of the Plan and this Agreement.

     WHEREAS, this Agreement has been approved by the Board of Directors and the Stockholders of Holdings.

                                    AGREEMENT
                                    ---------

     1.   Definitions. Capitalized terms used herein shall have the following
          -----------
          meanings:

     "Act" is defined in Section 9(a).
      ---

     "Affiliate" means (a) any Person which, directly or indirectly, is in
      ---------
control of, is controlled by, or is under common control with, such Person or
(b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, "control" of a Person means the power, directly or indirectly, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

     "Agreement" means this Stock Option Agreement.
      ---------

     "Approved Sale" means a transaction or a series of related transactions
      -------------
other than a Designated Merger: (i) including, but not limited to, by way of merger or consolidation, which results in any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), other than (A) any one or more of the Initial Stockholders or Affiliates thereof or (B) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the capital stock of Holdings or otherwise able to elect a majority of the board of directors of Holdings (for purposes of this definition, such person or group shall be deemed to beneficially own capital stock of Holdings that is held by any other corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total capital stock of such other corporation); or (ii) which results in the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of Holdings and its subsidiaries, considered as a whole (other than to an Affiliate thereof).

     "Certificate of Incorporation" means the Amended and Restated Certificate
      ----------------------------
of Incorporation of Holdings, as amended from time to time.

     "Cause" has the meaning set forth in the Employment Agreement.
      -----

     "Class B Common Stock" is defined in the Recitals.
      --------------------

     "Closing Date" means December 20, 1999.
      ------------

     "Daily Vesting" means vesting of the applicable portion of the Option
      -------------
proportionately for each of the days during the applicable period that the Optionee is employed by Holdings such that if Optionee remains employed for all of the days during such applicable period such applicable portion of the Option shall be vested in full.

     "Designated Merger" means a transaction that results in the merger,
      -----------------
consolidation or amalgamation of Holdings with or into any Person that results in the conversion of the outstanding shares of capital stock of Holdings into shares of capital stock of such Person (or its Affiliate) and such Person (or its Affiliate) has an affiliation with Sprint Spectrum L.P. (or its Affiliates) similar to the affiliation between IWO and Sprint Spectrum L.P. and its Affiliates (other than with respect to the territory covered).

     "Disability" has the meaning set forth in the Employment Agreement.
      ----------

     "Effective Date" means November 19, 2001.
      --------------

     "Employment Agreement" means the Employment Agreement between Optionee and
      --------------------
Holdings, dated as of the date hereof, as amended from time to time.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended.
      ------------

     "Exercise Price" is defined in Section 2.
      --------------

     "Fair Market Value" means (a) prior to an Initial Public Offering: the
      -----------------
value of Holdings' shares determined in good faith by the Holdings' Board of Directors. The Board of Directors shall make its determination of Fair Market Value annually (the "Annual Valuation") promptly after the completion of
                     ----------------
Holdings' audited financial statements for the year then completed and such determination shall remain in effect until the Board of Directors makes the next Annual Valuation. Notwithstanding the foregoing, if the Board of Directors or an investment banker or appraiser appointed by Holdings makes a determination of Fair Market Value subsequent to an

Annual Valuation, such subsequent determination shall supersede the Annual Valuation then in effect and shall establish the Fair Market Value until the next Annual Valuation. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of Holdings (without reduction for minority interest or lack of liquidity of the Option Shares or similar discount). If such determination of the Fair Market Value is challenged by the Optionee, the Board of Directors will select an appraiser or investment bank with a national reputation who is independent (not an Affiliate of the parties) (the "Appraiser") and who shall establish the Fair Market Value as of the date
      ---------
of valuation referenced in the Annual Valuation or a subsequent determination. The Appraiser's determination shall be conclusive and binding on Holdings and Optionee. Holdings shall bear all costs incurred in connection with the services of such Appraiser; and (b) subsequent to an Initial Public Offering: The price of the last sale of the stock on the date Optionee exercises the Option.

     "Fiscal Year" means the fiscal year of Holdings.
      -----------

     "Initial Public Offering" means the sale of any of the common stock of
      -----------------------
Holdings or the issuance of common stock of any Person in exchange for 100% of the capital stock of Holdings pursuant to a registration statement that has been declared effective under the Act, if following such sale or exchange (i) the issuer is a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq National Market System or is traded or quoted on any other national stock exchange or national securities system.

     "Initial Stockholders" means the stockholders of Holdings who became
      --------------------
stockholders as of the Closing Date (including employees or directors of Holdings or any Subsidiary who were granted options to purchase stock as of the Closing Date) and any transferees of such stockholders described in clause (i) or (ii) in the definition of Approved Sale.

     "Option" is defined in Section 2.
      ------

     "Optionee" is defined in the Preamble.
      --------

     "Option Shares" is defined in Section 2.
      -------------

     "Person" means an individual, partnership, joint venture, limited liability
      ------
company, corporation, trust, unincorporated organization or a government or any department or agency thereof.

     "Plan" is defined in the Recitals.
      ----

     "Retirement" means age 65.
      ----------

     "Subsidiary" means any joint venture, corporation, partnership or other
      ----------
entity as to which Holdings, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

     "Termination Date" means the date on which the Optionee ceases to be
      ----------------
employed by Holdings for any reason.

     Defined terms used herein not otherwise defined shall have the meanings given such terms in the Plan.

     2. Grant of Option. Holdings grants to the Optionee the right and option
        ---------------
(the "Option") to purchase, on the terms and conditions hereinafter set forth,
      ------
all or any part of the number of shares of Class B Common Stock set forth below the Optionee's signature below (the "Option Shares"), at the purchase price of
                                     -------------
$7.00 per Option Share (as such amount may be adjusted, the "Exercise Price"),
                                                             --------------
on the terms and conditions set forth herein.

     3. Exercisability.
        --------------

          (a) The Option shall be divided into two parts for purposes of determining exercisability.

               (i) The Option to purchase 100,000 shares of Class B Common Stock (the "Time Vesting Option") shall vest on the basis of Daily Vesting
                -------------------
          over a period of three years commencing on the Effective Date.

               (ii) The Option to purchase 100,000 shares of Class B Common Stock (the "Performance Vesting Option") shall vest on the basis of
                      --------------------------
          performance. The Performance Vesting Option shall become exercisable to the extent of:

                    (x) 15% of such option as of the end of the period ended March 31, 2002 if the Optionee's performance equals or exceeds the performance targets as set by the Chief Executive Officer of the Company and the Board of Directors of Holdings in consultation with the Optionee and issued within approximately 30 days of the commencement of such period;

                    (y) 40% of such option as of the end of fiscal year 2002 (less the portion of such option, if any, which vested pursuant to the preceding clause (x)) if the Optionee's performance equals or exceeds the performance targets as set by the Chief Executive Officer of the Company and the Board of Directors of Holdings in consultation with the Optionee and issued within approximately 60 days of the commencement of such fiscal year; and

                    (z) 30% of such option as of the end of each of fiscal 2003 and 2004 if the Optionee's performance equals or exceeds the performance targets as set by the Chief Executive Officer of the Company and the Board of Directors of Holdings in consultation with the Optionee and issued within approximately 60 days of the commencement of such fiscal year.

               With respect to clauses (y) and (z), if for any of 2003, 2004 or 2005 the Optionee's performance for that fiscal year and such preceding fiscal years equal or exceed the cumulative performance targets set by the Board of Directors with respect to such fiscal year, the Performance Vesting Option shall become exercisable to the extent that it would have become exercisable had the Optionee achieved the performance target amounts for that and each of the preceding fiscal years. Notwithstanding the foregoing, if the Performance Vesting Option or any portion of the Performance Vesting Option has not vested pursuant to the terms in this Section 3(a)(ii) prior to December 31, 2006, such options shall become exercisable on such date.

          (b) Notwithstanding Section 3(a), upon the occurrence of an Approved Sale, in which case the schedule set forth in Section 3(a) shall not apply with respect to Performance Vesting Options and Time Vesting Options that are not yet exercisable, the Optionee shall have the right to exercise 100% of all unexercisable Performance Vesting Options and Time Vesting Options, provided that a cash investment in Holdings at a price of $5.744681 per share would achieve a 40% or greater annual internal rate of return (calculated on a fully diluted basis) from the Closing Date until the date of the closing of the Approved Sale (taking into account the Approved Sale); provided, further, that if the internal rate of return is greater than 20% but less than 40%, a pro rata portion of the unexercisable Performance Vesting Options and Time Vesting Options shall become exercisable to the same extent the internal rate of return is greater than 20% but less than 40% (e.g., if the internal rate of return is 30%, 50% of the unexercisable Performance Vesting Options and Time Vesting Options shall become exercisable).

          (c) Upon the occurrence of an Initial Public Offering, the portion of the Performance Vesting Option that is not yet exercisable shall cease to vest on the basis of performance and, instead, shall vest on the basis of Daily Vesting over a period from January 1 of the year in which the closing of the Initial Public Offering occurs through the date occurring three years after the Effective Date.

          (d) Notwithstanding Section 3(a) and Section 3(b), upon the occurrence of a Designated Merger:

               (i) the schedule set forth in Section 3(a) shall not apply with respect to 20% of the Performance Vesting Options and Time Vesting Options that are not yet exercisable (and shall continue to apply to the remaining 80% of such options) and the Optionee shall have the right to exercise such 20% of all unexercisable Performance Vesting Options and Time Vesting Options; and

               (ii) if Optionee's employment is terminated by Holdings without Cause within 12 months following the closing of such Designated Merger, then the schedule set forth in Section 3(a) shall not apply with respect to the Performance Vesting Options and Time Vesting Options that are not yet exercisable and the Optionee shall have the right to exercise 100% of all unexercisable Performance Vesting Options and Time Vesting Options.

     4. Expiration.
        ----------

          (a) Subject to Section 6(a), the exercisable portion of the Option shall expire upon the tenth anniversary of the Effective Date, unless: (i) the Optionee is terminated by Holdings with Cause, in which case the exercisable portion of the Option will expire 90 days after the Termination Date; (ii) the Optionee voluntarily leaves, in which case the exercisable portion of the Option will expire 90 days after the Termination Date, provided that if the Board of Directors determines that the Optionee left Holdings due to personal hardship, then the exercisable portion of the Option will expire three years after the Termination Date; (iii) the Optionee is terminated by Holdings without Cause, in which case the exercisable portion of the Option will expire one year after the Termination Date; or (iv) the Optionee's employment is terminated due to death, Disability or Retirement, in which case the exercisable portion of the Option will expire three years after the Termination Date.

          (b) The unexercisable portion of the Time Vesting Option and the Performance Vesting Option shall expire on the earlier to occur of (i) the Termination Date (giving effect to the vesting of such unexercisable portion in accordance with Section (3)(d)(ii), if applicable), provided that, if prior to an Initial Public Offering, a pro rata portion of the portion of the Performance Vesting Option scheduled to become exercisable in the year including the Termination Date shall become exercisable as if the Optionee's employment had not been terminated if performance targets for the Fiscal Year during which the Termination Date have been met or exceeded, or (ii) except to the extent provided in Section 3(b), Section 3(d) and Section 6(a), an Approved Sale or a Designated Merger. The proration provided for in clause (b)(i) above will be determined by the number of days elapsed in the year in which the termination occurred before the Termination Date. The Performance Vesting Options that become exercisable pursuant to clause (b)(i) above shall expire one year following the date on which the Optionee received notice that the performance targets were met.

     5. Nontransferability. The Option shall not be transferable by the Optionee
        ------------------
other than by will or the laws of descent and distribution except that the Optionee may transfer the Option to (a) his or her spouse, child, estate, personal representative, heir or successor (b) a trust for the benefit of the Optionee or his or her spouse, child or heir, or (c) a partnership or limited liability company the partners or members of which consist solely of the Optionee and/or his or her spouse, children or heirs (each, a "permitted
                                                               ---------
transferee") and the Option is exercisable, during the Optionee's lifetime, only
----------
by him or her or his or her spouse or child, or, in the event of the Optionee's Disability, his or her guardian or legal representative. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. This Agreement shall be binding on and enforceable against any person who is a permitted transferee of the Option pursuant to the first sentence of this Section.

     6. Effect of Approved Sale; Adjustments.
        ------------------------------------

          (a) In the event of an Approved Sale or a Designated Merger, the unexercised portion of the Option shall terminate upon such Approved Sale or Designated Merger unless (i) provision is made in writing in connection with such Approved Sale or Designated Merger for the assumption of such Options, or for the substitutions of such Options of new awards covering the securities of a successor entity or an Affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board of Directors otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options, including without limitation (A) accelerating the vesting of outstanding Options and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Options would have been entitled to receive upon consummation of such Approved Sale or Designated Merger had such shares been issued and outstanding immediately prior to the closing date of the Approved Sale or Designated Merger (net of the appropriate option exercise prices). If pursuant to this Section 6(a) the Options are to terminate upon an Approved Sale or Designated Merger without provision for any of the actions described in clause (i) or (ii) above, then the Optionee shall be given at least ten (10) days' prior notice of the proposed Approved Sale or Designated Merger and shall be entitled to exercise such exercisable but unexercised portion of the Option (including all options that become exercisable immediately prior to the Approved Sale pursuant to Section 3(b) or the Designated Merger pursuant to Section 3(d)(i)) at any time during such ten (10) day period up to and until the close of business on the day immediately preceding the date of consummation of such Approved Sale or Designated Merger, and, notwithstanding Section 7 hereof, the Exercise Price may, at the option of the Optionee, be paid in whole or in part by delivery of shares of the Class B Common Stock owned by the Optionee (the value of such shares delivered as payment of the Exercise Price shall be determined based on and consistent with the value of the consideration to be tendered in connection with such Approved Sale or Designated Merger), and upon exercise of the Option the Option Shares shall be treated in the same manner as the shares of any other holder of Class B Common Stock.

          (b) Subject to Section 6(a), if the shares of the Class B Common Stock, or to the extent it affects the economic rights of the holders of the Class B Common Stock, shares of Class A Common Stock, Class C Common Stock, Class D Common Stock or Class E Common Stock of Holdings, are changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, mergers, acquisitions, stock splits, reverse stock splits, stock dividends or similar events, an appropriate adjustment shall be made in the number and kind of shares or other securities subject to the Option, and the price for each share or other unit of any securities subject to this Agreement, in accordance with Section 13 of the Plan. No fractional interests shall be issued on account of any such adjustment unless the Committee specifically determines to the contrary; provided, however, that in lieu of fractional interests, the Optionee, upon the exercise of the Option in whole or part, shall receive cash in an amount equal to the amount by which the fair market value (as determined in good faith by the Board of Directors) of such fractional interests exceeds the Exercise Price attributable to such fractional interests.

     7. Exercise of the Option. Prior to the expiration thereof, the Optionee
        ----------------------
may exercise the exercisable portion of the Option from time to time in whole or in part. Upon electing to exercise the Option, the Optionee shall deliver to the Secretary of Holdings a written and signed notice of such election setting forth the number of Option Shares the Optionee has elected to purchase and shall at the time of delivery of such notice tender cash or a cashier's or certified bank check to the order of Holdings for the full Exercise Price of such Option Shares and any amount required pursuant to Section 15 hereof. Alternatively, if Holdings is not at the time prohibited from purchasing or acquiring shares of its capital stock by applicable law or under the terms of any debt or lease facility, the Exercise Price may at the option of the Optionee be paid in whole or in part by delivery of shares of the Class B Common Stock owned by the Optionee provided that Optionee has owned such shares for at least six (6) months. The value of any such shares delivered or withheld as payment of the Exercise Price shall be such shares' Fair Market Value. In addition, Holdings shall cooperate with Optionee to facilitate a sale of Option Shares through a broker to pay the exercise price provided such sale is otherwise permitted under this Agreement, the Certificate of Incorporation or the Stockholders Agreement or under applicable law. The Committee further may, in its discretion, permit payment of the Exercise Price in such other form or in such other manner as may be permissible under the Plan and under any applicable law.

     8. Stockholders Agreement. The Option Shares are subject to the terms and
        ----------------------
provisions of the Stockholders Agreement (the "Stockholders Agreement") by and
                                               ----------------------
between Holdings and the Stockholders, as such term is defined in the Stockholder Agreement, and the Optionee shall be treated as a Class B Stockholder under the Stockholders Agreement with respect to the Option Shares. Optionee further acknowledges that if the issuance of the Option Shares is registered on a registration statement on Form S-8 that has become effective under the Act, the Option Shares shall not constitute "Registrable Stock" for purposes of the Stockholders Agreement. Section 6 of the Stockholders Agreement shall not apply to any surrender of Option Shares to Holdings in connection with Optionee's exercise of this Option as contemplated by Sections 7 and 15 hereof.

     9. Compliance with Legal Requirements.
        ----------------------------------

          (a) No Option Shares shall be issued or transferred pursuant to this Agreement unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to Holdings, been satisfied. Such requirements may include, but are not limited to, registering or qualifying such Option Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Option Shares to the effect that they were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and
                                                                     ---
may not be transferred other than in reliance upon Rule 144 promulgated under the Act, if available, or upon another exemption from the Act, or obtaining the consent or approval of any governmental regulatory body.

          (b) The Optionee understands that Holdings intends for the offering and sale of Option Shares to be effected in reliance upon an exemption from registration under the Act, and that Holdings is under no obligation to register for resale the Option Shares issued upon exercise of the Option, subject to other applicable agreements or the Certificate of Incorporation. In connection with any such issuance or transfer, the person acquiring the Option Shares shall, if requested by Holdings, provide information and assurances satisfactory to counsel to Holdings with respect to such matters as Holdings reasonably may deem desirable to assure compliance with all applicable legal requirements. Holdings shall use its best efforts to register the exercise of the Option under a registration statement on Form S-8 within a reasonable time following the closing of an Initial Public Offering. Holdings shall take reasonable steps to cause this Agreement and the exercise of the Option granted hereunder to comply with the exemption from Section 16 of the Exchange Act provided under Securities and Exchange Commission Rule 16b-3 or any successor rule, as it may be amended from time to time.

     10. Subject to Certificate of Incorporation. The Optionee acknowledges that
         ---------------------------------------
the Option Shares are subject to the terms of the Certificate of Incorporation.

     11. No Interest in Shares Subject to Option. Neither the Optionee
         ---------------------------------------
(individually or as a member of a group) nor any beneficiary or other person claiming under or through the Optionee shall have any right, title, interest, or privilege in or to any shares of stock allocated or reserved for the purpose of the Plan or subject to this Agreement except as to such Option Shares, if any, as shall have been issued to such person upon exercise of an Option or any part thereof.

     12. Plan Controls. The Option hereby granted is subject to, and Holdings
         -------------
and the Optionee agree to be bound by, all of the terms and conditions of the Plan as the same may be amended from time to time in accordance with the terms thereof, but no such amendment shall be effective as to the Option without the Optionee's consent insofar as it may adversely affect the Optionee's rights under this Agreement.

     13. Not an Employment Contract. Nothing in the Plan, in this Agreement or
         --------------------------
any other instrument executed pursuant thereto shall confer upon the Optionee any right to continue in the employ of Holdings or any Subsidiary or shall affect the right of Holdings or any Subsidiary to terminate the employment of the Optionee with or without Cause.

     14. Governing Law. All terms of and rights under this Agreement shall be
         -------------
governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.

     15. Taxes. The Committee may, in its discretion, make such provisions and
         -----
take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the issuance or exercise of the Option including, but not limited to, deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Optionee, requiring the Optionee to pay to Holdings the amount required to be withheld or to execute such documents as the Committee deems necessary or desirable to enable it to satisfy its withholding obligations, or any other means provided in the Plan; provided further that the Optionee may satisfy all aforesaid withholding tax obligations by directing Holdings to withhold that number of Shares with an aggregate Fair Market Value equal to the amount of all federal, state, local and other taxes required to be withheld, or delivering to Holdings such number of previously held shares of capital stock of Holdings, which shares have been owned by the Optionee for at least six (6) months with an aggregate Fair Market Value equal to the minimum statutory amount of the federal, state, local and other taxes required to be withheld.

     16. Transfer Notice. Holdings will provide the Optionee with the Transfer
         ---------------
Notice (as defined in the Certificate of Incorporation) delivered to Class B Stockholders pursuant to Section 4 or Section 5 of the Certificate of Incorporation in accordance with the terms thereof.

     17. Notices. All notices, requests, demands and other communications
         -------
pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

     If to Holdings to:

          IWO Holdings, Inc.
          c/o Investcorp International Inc.
          280 Park Avenue
          New York, New York 10017
          Attention:  Christopher J. Stadler

          With a copy to:

          Gibson, Dunn & Crutcher LLP
          200 Park Avenue
          New York, New York 10166
          Attention:  E. Michael Greaney, Esq.

     If to the Optionee to the address set forth below the Optionee's signature below.

     18. Amendments and Waivers. This Agreement may be amended, and any
         ----------------------
provision hereof may be waived, only by a writing signed by the party to be charged.

     19. Entire Agreement. This Agreement, together with the Plan and the
         ----------------
Stockholders Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral discussions, agreements and understandings of any kind or nature including, without limitation, Section 3(e) of the Employment Agreement.

     20. Separability. In the event that any provision of this Agreement is
         ------------
declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     21. Headings. The headings preceding the text of the sections hereof are
         --------
inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     22. Counterparts. This Agreement may be executed in two counterparts, each
         ------------
of which shall be deemed an original, but which together shall constitute one and the same instrument.

     23. Further Assurances. Each party shall cooperate and take such action as
         ------------------
may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement.

     24. Remedies. In the event of a breach by any party to this Agreement of
         --------
its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived.

     25. Binding Effect. This Agreement shall inure to the benefit of and be
         --------------
binding upon the parties hereto and their respective permitted successors and assigns.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              IWO HOLDINGS, INC.


                                              By: /s/ Steven M. Nielsen
                                                  ------------------------------
                                                  Name: Steven M. Nielsen
                                                  Title: Chief Executive Officer


                                              "OPTIONEE"


                                              /s/ John S. Stevens
                                              -------------------------------
                                              John S. Stevens
                                              Address: 3595 Hidden Lake Drive
                                                       Cumming, Georgia 30041

                            Number of Time Vesting Option Shares: 100,000
                            Number of Performance Vesting Option Shares: 100,000 Total Number of Option Shares: 200,000

                                       12